UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2024 (May 23, 2024)

BLACKROCK TCP CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	814-00899	56-2594706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TCPC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At 9:00 a.m. (Pacific Time) on May 23, 2024, BlackRock TCP Capital Corp. (“TCPC” or the “Company”) convened its 2024 Annual Meeting of Stockholders via live Internet webcast (the “Meeting”). The Meeting was held for the purpose of voting on two proposals by TCPC’s common stockholders.

With respect to Proposal 1, TCPC’s stockholders elected six directors to the Board of Directors of TCPC. Each of Eric J. Draut, Karen L. Leets, Andrea L. Petro, Maureen K. Usifer, John R. Baron and Rajneesh Vig will serve until the 2025 Annual Meeting or until his or her successor is duly elected and qualifies. The six directors were elected pursuant to the voting results set forth below. As of March 27, 2024, the record date, TCPC had 85,591,134 shares of common stock outstanding, which included 460,443 shares owned by affiliates.

Name	For	Withheld	Broker Non-Votes
Eric J. Draut	36,174,948	3,745,388	0
Karen L. Leets	36,613,703	3,306,633	0
Andrea L. Petro	36,583,697	3,336,639	0
Maureen K. Usifer	37,312,109	2,608,227	0
John R. Baron	37,356,366	2,563,970	0
Rajneesh Vig	36,163,703	3,756,633	0

With respect to Proposal 2, an insufficient number of affirmative votes was received to approve Proposal 2, to authorize the Company, with approval of its Board of Directors, to sell shares of the Company’s common stock (for up to the next 12 months) at a price or prices below its then current net asset value per share in one or more offerings, subject to certain limitations set forth in the annual proxy statement. The Company adjourned the meeting to reconvene on June 12, 2024 at 9:00 am, Pacific Time, by virtual webcast the details of which will be provided separately, to consider and vote on Proposal 2.  No changes have been made to Proposal 2, which is described in detail in TCPC’s definitive proxy statement for the Meeting as filed with the Securities and Exchange Commission on April 3, 2024. The close of business on March 27, 2024 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the reconvened Meeting. During the period of the adjournment, the Company will solicit proxies from its stockholders with respect to Proposal 2. Proxies previously submitted in respect of the Meeting will be voted at the reconvened meeting unless properly revoked.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKROCK TCP CAPITAL CORP.

Date: May 28, 2024

	By:	/s/ Erik Cuellar
	Name:	Erik Cuellar
	Title:	Chief Financial Officer